Exhibit 10.1

CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 19, 2019 (this “Amendment”), by and among NF FUNDING I, LLC, a Delaware limited liability company (the “Borrower”), and ARES AGENT SERVICES, L.P. (“Ares”), in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”) and the Lenders party hereto (constituting all of the Lenders).

W I T N E S S E T H:

WHEREAS, the Borrower, each of the financial institutions party thereto as “Lenders” (the “Lenders”) and each Agent are parties to that certain Credit Agreement dated as of March 29, 2019 (as amended from time to time, the “Credit Agreement”);

WHEREAS. Nicholas Financial, Inc. (“Parent”) entered into that certain Asset Purchase Agreement (the “ML Asset Purchase Agreement”), as of April 30, 2019, with ML Credit Group, LLC (“ML Credit”), as seller, and John Nagy, pursuant to which Parent purchased substantially all of the assets of ML Credit, including a portfolio of automobile finance loans (the “ML Receivables”);  and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the Agents and the Lenders are willing to so amend the Credit Agreement on and subject to the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.Defined Terms; Interpretation.  Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement. The rules of interpretation set forth in Section 1.3 of the Credit Agreement shall apply to this Amendment.

2.Consent.  The Administrative Agent and the Lenders hereby approves ML Credit as an Approved Seller and the Asset Purchase Agreement as an Approved Seller Purchase Agreement.

3.Amendments to Credit Agreement.

(a)The Credit Agreement is hereby amended by deleting the defined term “Dealer Agreement” in Section 1.1. thereof and substituting in lieu thereof the following defined term:

“Dealer Agreement” means each agreement between a Dealer and Originator pursuant to which such Dealer assigned, sold or otherwise conveyed a Receivable to Originator, which agreement must be in substantially the form of Dealer Agreement attached as Exhibit I (but with any changes thereto as may be permitted under Section 6.15) or, with respect to any ML Receivables, in substantially the form of Dealer Agreement attached as Exhibit I - B.

(b)The Credit Agreement is hereby amended by changing clause (xi) of Section 2.10(a) to clause (xii) of Section 2.10(a) and adding a new clause (xi) as follows:

“(xi)solely from Collections in the Collection Account, at the election of the Borrower, to the Lenders an amount specified by the Borrower to repay the principal of the Loans (which amount shall be allocated to the Class A Loans and the Class B Loans pro rata based on the amount of the Class A Revolving Loan Commitments and Class B Revolving Loan Commitments and thereafter allocated to each Class A Lender or Class B Lender, as applicable, based on their related Class A Pro Rata Shares or Class B Pro Rata Shares, as applicable); and”

(c)The Credit Agreement is hereby amended by changing clause (xiii) of Section 2.10(b) to clause (xiv) of Section 2.10(b) and adding a new clause (xiii) as follows:

“(xiii)solely from Collections in the Collection Account, at the election of the Borrower, to the Lenders an amount specified by the Borrower to repay the principal of the Loans (which amount shall be allocated to the Class A Loans and the Class B Loans pro rata based on the amount of the Class A Revolving Loan Commitments and Class B Revolving Loan Commitments and thereafter allocated to each Class A Lender or Class B Lender, as applicable, based on their related Class A Pro Rata Shares or Class B Pro Rata Shares, as applicable); and”

(d)The Credit Agreement is hereby further amended by deleting clause (2) to Appendix D (Excess Concentration Amounts) thereof in its entirety and substituting in lieu thereof the following:

“2.The amount by which the aggregated Invested Amount of Eligible Receivables that are serviced by any single branch exceeds 7.5% of the Total Invested Amount.”

(e)The Credit Agreement is hereby further amended by deleting clause (6) to Appendix D (Excess Concentration Amounts) thereof in its entirety and substituting in lieu thereof the following:

“6.The amount by which the aggregated Invested Amount of Eligible Receivables with Obligors whose current State of residence is any State other than Florida exceeds 17.5% of the Total Invested Amount.”

(f)The Credit Agreement is hereby further amended by replacing Exhibit C to the Credit Agreement with Exhibit C of this Amendment

(f)The Credit Agreement is hereby further amended by adding as Exhibit I - B to the Credit Agreement Exhibit I-B of this Amendment.

4.Conditions Precedent to Effectiveness.  The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 5 and 6 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

(a)This Amendment, duly executed and delivered by the Borrower, the Administrative Agent, the Collateral Agent and the Lenders;

(b)A certificate of the Borrower dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that, immediately before and after giving effect to this Amendment (i) the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct as of such earlier date; (ii) since March 29, 2019, there has been no event, development or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (iii) no Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist after giving effect to the amendments contemplated by this Amendment;

(c)Certified copies of all consents, approvals, authorizations, registrations and filings and orders required to be made or obtained under applicable law, if any, or by any Contractual Obligation of Borrower, in each case, solely as a result of and in connection with the execution, delivery, performance, validity and enforceability of this Amendment or the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

(d)The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to Ares) required to be reimbursed or paid by the Borrower hereunder and under Section 9.2 of the Credit Agreement; and

(e)Such other documents as the Administrative Agent may reasonably request.

5.Representations.  The Borrower represents and warrants to the Agents and the Lenders that the following statements are true and correct:

(a)Organization; Requisite Power and Authority.  The Borrower (a) is duly organized or formed, validly existing and in good standing under the laws of the State of its organization, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment, and to carry out the transactions contemplated thereby and fulfill its obligations thereunder and (c) is qualified to do business and is in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect on the Borrower.

(b)No Conflict.  The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment do not and shall not (a)(i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower, (ii) violate any of the Organizational Documents of the Borrower, or (iii) violate any order, judgment or decree of any court or other agency of government binding on the Borrower, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower, except as could not reasonably be expected to result in a Material Adverse Effect on the Borrower, (c) other than Permitted Liens, result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower, or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of the Borrower, except for such approvals or consents which shall be obtained on or before the effective date hereof and delivered to the Administrative Agent.

(c)Governmental Consents.  The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment do not and shall not require any registration with; consent or approval of; permit, license, authorization, plan or directive from; notice to; or other action to, with or by, any Governmental Authority or any other Person, except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, as of the Closing Date other than those that have already been obtained and are in full force and effect or where failure to obtain could not reasonably be expected to have a Material Adverse Effect on the Borrower.

(d)No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)No Impairment.  The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

6.Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made to the Agents and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

7.No Further Amendments; Ratification of Liability.  Except as expressly amended or waived hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and the Agent hereby requires strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future.  The Borrower hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or the Collateral granted to the Collateral Agent and/or the Lenders thereunder.  The Agent’s agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Agents, the Borrower or the Lenders, or any of them.  This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.  After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

8.Other Provisions.

(a)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic image scan transmission (e.g., “PDF” or “tif” via e-mail) shall be as effective as delivery of a manually signed counterpart of this Agreement.

(b)The Borrower agrees to reimburse the Administrative Agent on demand for all expenses in accordance with Section 9.2 of the Credit Agreement.

(c)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5‑1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

(d)THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e)The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

(f)THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT.  THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY ANY PERSON UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH SUCH PERSON IS A PARTY.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

NF FUNDING I, LLC, as Borrower

By:/s/Douglas Marohn

Name:Douglas Marohn

Title:President / CEO

[Signature Page to First Amendment to Credit Agreement]

ARES AGENT SERVICES, L.P.,

as Administrative Agent and Collateral Agent

By:Ares Agent Services GP LLC

Its:General Partner

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

Class A Lenders

ARES SECURED INCOME MASTER FUND LP,
as a Class A Lender

By:  Ares Management LLC, its Manager

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

The Lincoln National Life Insurance Company,
as a Class A Lender

By:  Ares Capital Management III LLC, its Adviser

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

Eagle Life Insurance Company,
as a Class A Lender

By:  Ares Capital Management III LLC, its Adviser

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

American Equity Investment Life Insurance Company,
as a Class A Lender

By:  Ares Capital Management III LLC, its Adviser

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

RSUI Indemnity Company,
as a Class A Lender

By: Ares ASIP VII Management, L.P., its Portfolio Manager

By: Ares ASIP VII GP, LLC, its General Partner

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

Transatlantic Reinsurance Company,
as a Class A Lender

By: Ares ASIP VII Management, L.P., its Portfolio Manager

By: Ares ASIP VII GP, LLC, its General Partner

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

PACIFIC WESTERN BANK,
as a Class A Lender

By:/s/J.T. Cook, III
Name: J.T. Cook, III
Title: Authorized Signatory

Class B Lenders

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC, as a Class B Lender

By:  Ares Cactus Operating Manager GP, LLC, its Manager

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

GLENLAKE LOAN FUND, LLC, as a Class B Lender

By:  Ares Management LLC, its Investment Manager

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

ARES LOAN ORIGINATION LP, as a Class B Lender

By:  Ares ICOF III Management LP, its Investment Manager

By:/s/Jeff W Kramer

Name: Jeff Kramer

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P., as a Class B Lender

By: Ares Management LLC, its investment subadvisor

By:/s/Matthew Jill__________________________

Name: Matthew Jill

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]